UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022 (February 9, 2022)

UNION PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☐

Item 8.01 Other Events

On February 9, 2022, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $1,250,000,000 in aggregate principal amount of its 2.800% Notes due 2032 (the (“2032 Notes”); $500,000,000 in aggregate principal amount of its 3.375% Notes due 2042 (the “2042 Notes”): $1,250,000,000 in aggregate principal amount of its 3.500% Notes due 2053 (the (“2053 Notes”); and $500,000,000 in aggregate principal amount of its 3.850% Notes due 2072 (the “2072 Notes”, and together with the 2032 Notes, the 2042 Notes and the 2053 Notes, the “Notes”).  The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-252947).  The Notes are issuable pursuant to an Indenture, dated as of April 1, 1999 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as Trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement (including the Terms Agreement), dated February 9, 2022, between the Company and BofA Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes.  Also attached as Exhibit 5.1 is an opinion of John A. Menicucci, Jr., Assistant Secretary of the Company, regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1.
Underwriting Agreement (including Terms Agreement), dated February 9, 2022, between the Company and BofA Securities, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; and Morgan Stanley & Co. LLC, on behalf of themselves and as Representatives of the several underwriters named therein.

4.1.	Form of 2.800% Note due 2032.

4.2.	Form of 3.375% Note due 2042.

4.3.	Form of 3.500% Note due 2053.

4.4.	Form of 3.850% Note due 2072.

5.1.	Opinion of John A. Menicucci, Jr., Assistant Secretary to the Company regarding certain aspects of the legality of the Notes.

23.1.	Consent of John A. Menicucci, Jr. (included as part of Exhibit 5.1).

104.	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2022

UNION PACIFIC CORPORATION

By:	/s/ Craig V. Richardson
Craig V. Richardson
Executive Vice President, Chief Legal Officer and Corporate Secretary